UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Ultratech, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 19, 2011

ULTRATECH, INC.

B A R C O D E

Meeting Information
Meeting Type: Annual Meeting
For holders as of: May 20, 2011
Date: July 19, 2011 Time: 2:00 PM PST
Location: Hyatt Regency Santa Clara
5101 Great America Parkway Santa Clara, California 95054
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 05, 2011 to facilitate timely delivery.
— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.		Internal Use Only

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01	ARTHUR W. ZAFIROPOULO	02	JOEL F. GEMUNDER	03	NICHOLAS KONIDARIS	04	DENNIS RANEY	05	HENRI RICHARD
06	RICK TIMMINS	07	BEN TSAI
The Board of Directors recommends you vote FOR the following proposal(s):
2	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
3	To approve certain amendments to the Company’s 1993 Stock Option/Stock Issuance Plan, including an amendment to increase the number of shares reserved for issuance under the plan.
4	To approve the compensation of the Company’s named executive officers.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
5	To vote on the frequency of the advisory vote on executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board recommends a vote FOR Proposals 1, 2, 3 and 4, and for 1 Year on Proposal 5.

1. To elect seven (7) directors to serve for the ensuing one year until the expiration of their terms in 2012, or until their successors are duly elected and qualified.				+
01 - ARTHUR W. ZAFIROPOULO	02 - JOEL F. GEMUNDER	03 - NICHOLAS KONIDARIS	04 - DENNIS RANEY
05 - HENRI RICHARD	06 - RICK TIMMINS	07 - BEN TSAI

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain				For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐	3.	To approve certain amendments to the Company’s 1993 Stock Option/Stock Issuance Plan, including an amendment to increase the number of shares reserved for issuance under the plan.		☐	☐	☐
4.	To approve the compensation of the Company’s named executive officers.	☐	☐	☐			1 Yr	2 Yrs	3 Yrs	Abstain
					5.	To vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐
6.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including the election of any director if any of the above nominees named herein is unable to serve or for good cause will not serve.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — ULTRATECH, INC.

ANNUAL MEETING OF STOCKHOLDERS

JULY 19, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Arthur W. Zafiropoulo and Bruce R. Wright and each of them as Proxies of the undersigned with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock of Ultratech, Inc., a Delaware corporation (the “Company”), held of record by the undersigned on May 20, 2011 at the Annual Meeting of Stockholders of Ultratech, Inc. to be held on July 19, 2011 at 2:00 p.m., local time, at the Hyatt Regency Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054, or at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side. The proposals described in this proxy have been submitted for stockholder approval by the Company.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4, and for 1 Year on Proposal 5.

SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.